UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 14, 2007
Date of Report (Date of earliest event reported)

HORIZON HEALTH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-13626	75-2293354
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2941 South Lake Vista Drive
Lewisville, Texas 75067
(Address of principal executive offices and zip code)

(972) 420-8200
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On February 14, 2007, Horizon Health Corporation (“Horizon”) and Psychiatric Solutions, Inc. (“PSI”) issued a joint press release announcing that they had each received from the Federal Trade Commission a request for additional information (commonly referred to as a “second request”) pursuant to the notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with PSI’s pending acquisition of Horizon.

For additional information concerning the foregoing, a copy of the joint press release dated February 14, 2007 is attached hereto as Exhibit 99.1.

Item 9.01.              Exhibits

(d)           Exhibits.

Exhibit No.                            Description of Exhibit

99.1           Press Release issued on February 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON HEALTH CORPORATION

Date: February 14, 2007	By:	/s/ David K. Meyercord
David K. Meyercord
Executive Vice President, Administration
and General Counsel

EXHIBIT INDEX

Exhibit No.                            Description of Exhibit

99.1           Press Release issued on February 14, 2007.